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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-22877, No. 33-37159, No. 33-57350, No. 33-61085,
No. 333-06859, No. 333-32555, No. 333-62917, No. 333-81787 and No. 333-31304) of
Altera Corporation of our report dated January 18, 2000 relating to the financial statements, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California
March 24, 2000